UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 9, 2004
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On March 9, 2004, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended February 29, 2004.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.6)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: March 9, 2004	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.6	Press Release issued by Countrywide Financial Corporation pertaining to its operational statistics for the month ended February 29, 2004

Exhibit 99.6

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	David Bigelow Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS FEBRUARY 2004 OPERATIONAL DATA

– $23 BILLION IN MONTHLY FUNDING VOLUME EXCEEDS JANUARY BY 13 PERCENT –
– AVERAGE DAILY APPLICATIONS UP 11 PERCENT OVER PRIOR MONTH –
– PIPELINE OF $44 BILLION INDICATES STRONG NEAR-TERM FUNDING PERFORMANCE –
– SERVICING PORTFOLIO REACHES $669 BILLION –

CALABASAS, CA (March 9, 2004) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended February 29, 2004. Highlights included the following:

  Loan fundings for the month of February grew by 13 percent over the prior month to $23 billion, despite a shortened 19 working-day month. Average daily fundings of $1.2 billion grew by 19 percent over January 2004. Loan fundings were down over February 2003 by 25 percent, in line with expectations.
  Monthly purchase fundings of $9 billion were up 39 percent over last year, and exceeded January 2004 volume by 5 percent on an average daily basis.
  Demand for adjustable-rate, home equity and subprime loans continued to be robust. For each category, average daily funding volume reached record highs.
-	Adjustable-rate loan production of $10 billion was 9 percent greater than the prior month, and accounted for 44 percent of monthly fundings. Average daily funding of $542 million was 13 percent greater than the prior record of $480 million achieved in September 2003.

-	Home equity loan fundings grew by 5 percent over January 2004 to $1.6 billion or $86 million in average daily funding volume.

-	Subprime volume of $2.1 billion was an increase of 6 percent over the prior month. Average daily funding volume of $112 million was 5 percent higher than the prior record of $107 million set in November 2003.

  Average daily application volume rose 11 percent over January 2004 to $2.0 billion, and was down 10 percent over the prior year period.

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2-2-2

  Pipeline of applications in process increased 14 percent over the prior month to $44 billion, but was down 11 percent over February 2003.
  The servicing portfolio reached $669 billion, up $12 billion from last month and an increase of 38 percent over February 2003.
  Securities trading volume at Countrywide Securities Corporation, a registered broker-dealer, increased 19 percent over the prior year to $221 billion.
  Total assets at Countrywide Bank rose to $22 billion, up 199 percent over February 2003.
  Net earned premiums at the Insurance carriers – Balboa Life & Casualty and Balboa Reinsurance – totaled $65 million, an increase of 23 percent over February 2003.
  Sub-servicing volume at Global Home Loans of $112 billion was 22 percent higher than February 2003.

“February was an excellent month for Countrywide in all areas,” said Stanford L. Kurland, President and Chief Operating Officer. “Interest rates continued to fall during the month, with the 10-year US Treasury yield dropping below 4 percent at month-end. The rate environment was a key driver for exceptional performance in the Production sector. Monthly fundings of $23 billion were 13 percent greater than January 2004, despite one less working day. Demand for adjustable-rate, home equity and subprime loans remained strong, with average daily funding volume setting new records in each product. The interest rate decline also led to a continued increase in the MBA refinance application index throughout the month. February ended with a $44 billion pipeline of applications in process, an increase of 14 percent over January and an indication of continued robust production performance for the near-term.

“Countrywide has established a solid foundation for long-term growth and we believe is well-positioned to perform in any rate environment,” Kurland concluded.

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3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                              Feburary         Feburary
                                                                2004             2003          Year-to-Date
                                                            -------------    -------------    ---------------
MORTGAGE BANKING
----------------
     Production
        Average Daily Loan Applications                           $1,968           $2,192             $1,870
        Total Mortgage Loan Pipeline (loans in process)          $43,760          $49,347

        Consumer Markets Divisions' Fundings                      $7,326           $7,273            $13,537
        Wholesale Lending Division Fundings                        4,801            6,841              8,645
        Correspondent Lending Division Fundings                    8,518           15,203             16,758
        Capital Markets Fundings                                   1,046            1,040              2,059
        Treasury Bank Fundings (2)                                 1,582              516              2,894
                                                            ------------- -- -------------    ---------------
             Total Loan Fundings                                 $23,273          $30,873            $43,893

        Consumer Markets Divisions' Units                         54,962           59,843            104,116
        Wholesale Lending Division Units                          27,880           41,799             50,565
        Correspondent Lending Division Units                      50,250           93,820             99,944
        Capital Markets Units                                      3,491            3,194              8,171
        Treasury Bank Units                                       16,760           10,614             31,441
                                                            ------------- -- -------------    ---------------
             Total Loan Units                                    153,343          209,270            294,237

     Purchase Fundings (3)                                        $9,226           $6,629            $18,500
     Non-purchase Fundings (3)                                   $14,047          $24,244            $25,393

     Government Fundings                                          $1,117           $1,614             $2,278
     ARM Fundings                                                $10,293           $4,018            $19,771
     Home Equity Fundings                                         $1,637           $1,096             $3,201
     Subprime Fundings                                            $2,124             $901             $4,133

     Loan Closing Services (units)
        Credit Reports                                           547,704          473,292          1,080,759
        Flood Determinations                                     195,380          249,014            384,062
        Appraisals                                                51,425           48,472             95,571
        Automated Property Valuation Services                    356,077          177,317            689,880
        Other                                                     14,218           11,856             28,968
                                                            ------------- -- -------------    ---------------
               Total Units                                     1,164,804          959,951          2,279,240

     Servicing (4)
        Volume                                                  $669,076         $484,193
        Units                                                  5,234,634        4,164,020
        Subservicing Volume (5)                                  $15,548          $11,040
        Subservicing Units                                       163,190          142,174
        Prepayments in Full                                      $13,090          $15,896            $22,477
        Bulk Servicing Acquisitions                               $3,123             $713             $6,829
        Portfolio Delinquency (%) - CHL (6)                        3.71%            4.11%
        Foreclosures Pending (%) - CHL (6)                         0.44%            0.57%

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COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                               Feburary 2004       Feburary 2003       Year-to-Date
                                               ---------------     --------------     ---------------

INSURANCE
---------
Net Premiums Earned
   Carrier                                                $52                $44                $108
   Reinsurance                                            $13                 $9                 $25

CAPITAL MARKETS
---------------
   Securities Trading Volume (7)                     $221,082           $186,263            $413,700

BANKING
-------
   Assets held by Treasury Bank (billions)              $21.8               $7.3

Global Home Loans
-----------------
   GHL Subservicing Volume (billions)                    $112                $92

Working Days                                               19                 19                  39
(1)	(1) The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.

(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

(4)	Includes warehouse loans and loans under subservicing agreements for other clients.

(5)	Subservicing volume for other clients.

(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(7)	Includes trades with mortgage banking division.

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Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                     YTD
                                           Feb-03    Mar-03     Apr-03    May-03     Jun-03    Jul-03     Aug-03     Sep-03    Oct-03    Nov-03   Dec-03    Jan-04    Feb-04        Total
                                           ------    ------     ------    ------     ------    ------     ------     ------    ------    ------   ------    ------    ------        -----
MORTGAGE BANKING
----------------
    Loan Production
      Working Days                              19         21        22         21        21         22         21        21         23       19       22        20         19           39
      Average Daily Applications            $2,192     $2,687    $2,286     $3,190    $3,243     $2,529     $1,808    $1,858     $1,564   $1,479   $1,339    $1,776     $1,968       $1,870
      Mortgage Loan Pipeline
(loans-in-process)                         $49,347    $59,005   $56,516    $74,086   $82,490    $70,377    $53,576   $47,182    $42,650  $38,841  $32,969   $38,354    $43,760

      Consumer Markets Divisions'
Fundings                                    $7,273     $8,971   $10,251     $9,486   $11,478    $12,911    $12,283    $9,392     $8,198   $6,954   $7,670    $6,211     $7,326      $13,537
      Wholesale Lending Division Fundings   $6,841     $8,896    $9,721     $8,481   $10,517    $10,531     $7,222    $5,632     $6,235   $4,725   $4,902    $3,844     $4,801       $8,645
      Correspondent Lending Division
Fundings                                   $15,203    $17,130   $19,644    $18,484   $22,749    $24,258    $17,870   $13,225    $10,908   $8,598   $9,390    $8,240     $8,518      $16,758
      Capital Markets Fundings              $1,040     $1,914    $1,357     $1,897    $2,231     $2,884     $2,059    $3,066     $2,314     $829   $1,489    $1,013     $1,046       $2,059
      Treasury Bank Fundings (1)              $516       $944    $1,277     $1,174    $1,463     $1,255     $1,541    $1,802     $1,310   $1,100   $1,698    $1,312     $1,582       $2,894
                                           -------- ---------- --------- ---------- --------- ---------- ---------- --------- ---------- -------- -------- --------- ----------    ---------
          Total Loan Fundings              $30,873    $37,855   $42,250    $39,522   $48,438    $51,839    $40,975   $33,117    $28,965  $22,206  $25,149   $20,620    $23,273      $43,893

      Consumer Markets Divisions' Units     59,843     70,953    78,832     73,732    84,939     94,839     92,465    74,566     67,213   57,058   61,031    49,154     54,962      104,116
      Wholesale Lending Division Units      41,799     51,942    56,288     49,106    59,244     58,930     42,036    34,660     38,255   28,887   29,638    22,685     27,880       50,565
      Correspondent Lending Division
Units                                       93,820    103,387   118,535    112,650   133,345    139,360    104,396    81,376     67,709   52,969   57,079    49,694     50,250       99,944
      Capital Markets Units                  3,194      6,276     4,880      7,250     6,966     11,922      6,303     9,718      9,266    4,629    6,357     4,680      3,491        8,171
      Treasury Bank Units                   10,614     14,860    16,148     15,097    17,716     17,376     18,060    18,352     14,938   13,257   16,861    14,681     16,760       31,441
                                           -------- ---------- --------- ---------- --------- ---------- ---------- --------- ---------- -------- -------- --------- ----------    ---------
          Total Loan Units                 209,270    247,418   274,683    257,835   302,210    322,427    263,260   218,672    197,381  156,800  170,966   140,894    153,343      294,237

      Purchase Fundings (2)                 $6,629     $9,513    $9,576    $10,183   $13,138    $13,352    $12,571   $12,719    $12,366   $9,852  $12,115    $9,274     $9,226      $18,500
      Non-purchase Fundings (2)            $24,244    $28,342   $32,674    $29,339   $35,300    $38,487    $28,404   $20,398    $16,599  $12,354  $13,034   $11,346    $14,047      $25,393

      Government Fundings                   $1,614     $1,984    $2,296     $2,251    $2,700     $2,790     $2,505    $2,093     $1,774   $1,370   $1,343    $1,161     $1,117       $2,278
      ARM Fundings                          $4,018     $5,839    $6,739     $6,369    $7,378     $8,580    $10,011   $10,072    $10,676   $8,487   $9,679    $9,478    $10,293      $19,771
      Home Equity Fundings                  $1,096     $1,280    $1,445     $1,375    $1,553     $1,694     $1,697    $1,680     $1,752   $1,620   $1,805    $1,564     $1,637       $3,201
      Subprime Fundings                       $901     $1,308    $1,208     $1,608    $1,440     $1,726     $1,654    $2,158     $2,424   $2,029   $2,257    $2,009     $2,124       $4,133

    Loan Closing Services (units):
      Credit Reports                       473,292    611,346   583,797    696,983   701,809    624,949    492,787   499,431    518,308  420,843  405,336   533,055    547,704     1,080,759
      Flood Determinations                 249,014    286,471   271,860    330,951   359,226    308,255    234,552   222,890    217,134  173,044  172,325   188,682    195,380      384,062
      Appraisals                            48,472     63,395    61,060     60,867    70,187     68,677     60,025    51,507     53,783   44,475   47,004    44,146     51,425       95,571
      Automated Property Valuation
Services                                   177,317    324,231   331,797    412,313   397,954    416,691    349,978   358,983    399,559  314,886  319,220   333,803    356,077      689,880
      Other                                 11,856     13,096    12,494     12,275    11,541     12,791     12,566    11,769     11,457    9,741   12,096    14,750     14,218       28,968
                                           -------- ---------- --------- ---------- --------- ---------- ---------- --------- ---------- -------- -------- --------- ----------    ---------
                                           959,951  1,298,539  1,261,008 1,513,389  1,540,717 1,431,363  1,149,908  1,144,580 1,200,241  962,989  955,981  1,114,436 1,164,804     2,279,240
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

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Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                 YTD
                                         Feb-03    Mar-03   Apr-03    May-03    Jun-03    Jul-03    Aug-03     Sep-03     Oct-03    Nov-03    Dec-03    Jan-04    Feb-04        Total
                                         ------    ------   ------    ------    ------    ------    ------     ------     ------    ------    ------    ------    ------        -----
    MORTGAGE BANKING (continued)
    ----------------------------
        Servicing (3)
          Volume                        $484,193  $502,079  $519,872 $537,198  $559,124  $576,670   $591,905   $606,095  $621,000  $631,470  $644,855  $657,541  $669,076
          Units                         4,164,020 4,265,322 4,369,4504,467,789 4,587,387 4,678,947 4,760,141  4,834,943  4,923,935 5,001,743 5,080,621 5,162,726 5,234,634

        Subservicing (4)
          Volume                         $11,040   $10,957  $11,464   $11,739   $11,518   $11,645    $11,483    $11,446   $11,921   $13,671   $14,404   $15,871   $15,548
          Units                          142,174   140,525  146,167   148,801   145,060   143,937    142,527    128,326   139,983   157,785   159,357   166,923   163,190

          Prepayments in Full            $15,896   $18,588  $23,689   $21,249   $24,069   $33,361    $25,236    $17,463   $14,315   $11,403   $11,845    $9,387   $13,090       $22,477

          Bulk Servicing Acquisitions       $713      $180     $386      $348      $321      $345       $341       $581    $1,845      $144    $1,054    $3,706    $3,123        $6,829

          Portfolio Delinquency - CHL
    (5)                                    4.11%     3.77%    3.82%     3.82%     3.79%     3.78%      3.77%      3.81%     3.54%     3.90%     3.91%     3.71%     3.71%
          Foreclosures Pending - CHL
    (5)                                    0.57%     0.53%    0.50%     0.49%     0.47%     0.46%      0.46%      0.45%     0.50%     0.43%     0.43%     0.43%     0.44%

    INSURANCE
    ---------
      Net Premiums Earned
        Carrier                              $44       $48      $40       $50       $47       $54        $55        $51       $59       $54       $51       $56       $52          $108
        Reinsurance                           $9       $10      $10       $11       $11       $11        $11        $10       $11       $13       $13       $12       $13           $25

    CAPITAL MARKETS
    ---------------
        Securities Trading Volume (6)   $186,263  $241,436  $238,706 $278,016  $295,132  $326,751   $255,513   $240,154  $208,429  $196,586  $179,390  $192,618  $221,082      $413,700

    BANKING
    -------
        Assets held by Treasury Bank
    (billions)                              $7.3      $8.9    $10.1     $11.8     $13.1     $14.1      $15.1      $16.4     $17.1     $17.7     $19.4     $20.3     $21.8

    Global Home Loans
    -----------------
        GHL Subservicing Volume
    (billions)                               $92       $91      $93       $97       $97       $95        $93        $98      $100      $103      $106      $109      $112

    Workforce Head Count: (7)
        Loan Originations                 16,351    17,074   17,941    18,575    19,780    20,903     20,447     19,251    18,968    18,812    18,897    18,989    19,364
        Loan Servicing                     5,350     5,555    5,774     5,821     5,874     6,003      6,002      6,111     6,087     6,098     6,069     6,017     5,870
        Loan Closing Services              1,023     1,032    1,052     1,072     1,090     1,115      1,065        956       955       952       931       941       952
        Insurance                          1,682     1,694    1,713     1,740     1,738     1,819      1,851      1,904     1,882     1,856     1,823     1,781     1,768
        Capital Markets                      381       388      391       402       420       429        440        452       470       476       477       484       491
        Global Operations                  2,169     2,120    2,069     1,999     1,928     1,898      1,897      1,962     1,965     1,997     1,981     1,899     1,948
        Banking                              680       749      779       775       822       876        808        804       787       810       813       803       823
        Corporate Overhead&Other         2,844     2,927    2,990     3,038     3,126     3,270      3,238      3,309     3,282     3,282     3,307     3,347     3,366
                                        --------- --------- -------- --------- --------- --------- ---------- ---------- --------- --------- --------- --------- ---------
                                          30,480    31,539   32,709    33,422    34,778    36,313     35,748     34,749    34,396    34,283    34,298    34,261    34,582
                                        ========= ========= ======== ========= ========= ========= ========== ========== ========= ========= ========= ========= =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.

(4)	Subservicing volume for other clients.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with mortgage banking division.

(7)	Head Count includes full-time employees, contract, and temporary help.